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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                    _____________

                                       FORM 8-K

                                    _____________

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                    _____________

     Date of Report (Date of earliest event reported)         April 15, 1998


                                    _____________

                             JCP MASTER CREDIT CARD TRUST
                             (Issuer of the Certificates)

                                JCP RECEIVABLES, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                          0-17270           75-2231415
     (State or other jurisdiction         (Commission       (IRS Employer
          of incorporation)               File Number)      Identification No.)

          6501 Legacy Drive, MS 1318
          Plano, Texas                                  75024
     (Address of principal executive offices)          (Zip Code)

     (Registrant's telephone number,
     including area code):                    (972)431-2082

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     Item 7. Financial Statements and Exhibits.
             _________________________________

     The following are filed as Exhibits to this Report:

          99.1 Monthly Certificateholders' Statement - Series B for the month ended March 31, 1998.

          99.2 Monthly Certificateholders' Statement - Series C for the month ended March 31, 1998.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JCP RECEIVABLES, INC.

     Date:  April 15, 1998     By:  /s/Catherine A. Walther
                                   ________________________
                                       Catherine A. Walther
                                       President

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                                  INDEX TO EXHIBITS
     Exhibit
     Number               Exhibit
     ______               _______

     99.1 Monthly Certificateholders' Statement - Series B for the month ended March 31, 1998.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended March 31, 1998.